Exhibit 77Q1(e)
                        NEW INVESTMENT ADVISORY CONTRACT

The Investment Advisory Agreement between the Registrant and Wintergreen Advisers, LLC, Exhibit (d) to post effective amendment No. 2 to Registrant's Registration Statement filed with the Securities and Exchange Commission via EDGAR, accession number 0001275125-05-000468, is incorporated by reference, and legally part of, this Form N-SAR.